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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2000

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

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
                      000-28217                                            59-3218138
              (Commission File Number)                          (IRS Employer Identification No.)
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              100 Rialto Place, Suite 300, Melbourne, Florida 32901
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)

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                               ITEM 5 OTHER EVENTS

On April 26, 2000, AirNet Communications Corporation reported financial results for its first quarter ended March 31, 2000 and its first orders from international wireless service providers.

A press release dated April 26, 2000 announcing these matters is attached hereto as Exhibit 99.1.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibits:

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

EXHIBIT         EXHIBIT TITLE
NUMBER         -------------------
-------

   99.1         Press Release dated April 26, 2000.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                       AirNet Communications Corporation
                                       By:      /s/ R. Lee Hamilton, Jr.
                                                --------------------------

                                                R. Lee Hamilton, Jr.
                                                President and Chief Executive Officer

Date:  May 12, 2000

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                                  EXHIBIT INDEX

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

EXHIBIT         EXHIBIT TITLE
NUMBER          ------------------
--------

  99.1          Press Release dated April 26, 2000



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